Prudential Investment Portfolios, Inc. 14

Prudential Government Income Fund

Supplement dated March 5, 2014 to the Currently Effective Prospectus and Statement of Additional Information

Effective immediately, Richard Piccirillo will no longer serve as a portfolio manager for the Fund. To reflect this change, all references and information pertaining to Mr. Piccirillo appearing in the Prospectus and the Statement of Additional Information are hereby deleted.

Robert Tipp, CFA, Craig Dewling and Erik Schiller, CFA, will continue to serve as portfolio managers for the Fund.

LR579